UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN
PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Bit Digital, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On July 20, 2026, Bit Digital sent the following AGM awareness email to users on the Stocktwits platform:

ATTENTION BIT DIGITAL (BTBT) SHAREHOLDERS:

Our 2026 Annual General Meeting of Shareholders is Wednesday, July 29th at 9:00 a.m. ET.

The meeting will be held both in-person and virtually. Shareholders of record as of April 30, 2026 are eligible to vote.

Our Board unanimously recommends voting FOR each of the proposals in the Proxy Statement. We encourage you to review the materials and cast your vote as soon as possible.

Additional information regarding attendance, voting procedures and the matters to be considered at the Annual Meeting is available in the Proxy Statement on the Company's investor relations website.

VOTE YOUR SHARES NOW! (call to action button linked to www.bit-digital.com/agm)

For any additional questions, please reach out to our IR team at ir@bit-digital.com.

Looking forward to your participation!

Bit Digital, Inc.

31 Hudson Yards, Floor 11

New York, NY 10001

https://bit-digital.com

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About Bit Digital

Bit Digital, Inc. (Nasdaq: BTBT) is a publicly-listed Strategic Asset Company. The Company operates across three core verticals: a disciplined ETH accumulation program focused on long-term NAV per share growth, an AI/HPC infrastructure business through its subsidiary WhiteFiber, Inc. (Nasdaq: WYFI), and strategic acquisitions. Bit Digital is headquartered in New York, New York. For additional information, please contact ir@bit-digital.com or follow us on LinkedIn or X.

Important Shareholder Information

The Company will hold its Annual General Meeting of Shareholders (the “General Meeting”) on July 29, 2026. On June 16, 2026, the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) and mailed or distributed to its shareholders an amended definitive proxy statement in connection with the General Meeting and the solicitation of proxies (the “Proxy Statement”). The Proxy Statement contains important information about the Company, the General Meeting and related matters.

SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION.

The Proxy Statement and other relevant solicitation materials (when they become available), and any and all documents filed by the Company with the SEC, may be obtained by shareholders free of charge at the SEC’s web site at www.sec.gov. In addition, Bit Digital’s filings with the SEC, including the Proxy Statement and other relevant solicitation materials (when they become available), may be obtained, without charge, from Bit Digital by directing a request to the Company at its main office at 31 Hudson yards, Floor 11, New York, NY 10001. Such materials are also available at www.transhare.com/bitdigital.

Bit Digital and its directors and executive officers are deemed to be participants in the solicitation of proxies from Bit Digital’s shareholders in connection with the General Meeting. Information regarding Bit Digital’s directors and executive officers, including a description of their direct and indirect interests by security holdings, is contained in the Proxy Statement and in Bit Digital’s 2025 Annual Report on Form 10-K filed with the SEC on March 27, 2026 (the “Annual Report”).

Cautionary Statement

This letter may contain certain statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements regarding Bit Digital’s upcoming General Meeting; Bit Digital’s corporate governance measures and other statements regarding the future operation, direction and success of the Company’s business. Certain factors which could cause actual results to differ materially from the forward-looking statements include, but are not limited to, those risks set forth in the Annual Report under “Risk Factors” and in other reports subsequently filed with the SEC. You should carefully consider these risks when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. Bit Digital undertakes no obligation to update any forward-looking statements, which speak only as of the date of this letter, except to the extent required by law.

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